UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021
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The Simply Good Foods Company
(Exact name of registrant as specified in its charter)
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Delaware	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 21, 2021, The Simply Good Foods Company (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) in virtual format only, via the internet, with no physical in-person meeting. At the Annual Meeting, stockholders present in person, including by means of remote communication, or represented by proxy voted on the matters described below. The final voting results of the matters submitted to a vote of the stockholders were as follows:

Proposal 1. Election of four Class I director nominees to serve until the 2022 annual meeting of stockholders and thereafter until their successors are duly elected and qualified:

Name of Nominee	For	Withheld	Broker Non-Votes
Robert G. Montgomery	88,207,752	307,499	2,398,024
Joseph E. Scalzo	88,200,337	314,914	2,398,024
Joseph J. Schena	88,339,873	175,378	2,398,024
James D. White	87,462,786	1,052,465	2,398,024

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021:

For	Against	Abstain	Broker Non-Votes
90,276,004	634,259	3,012	0

Proposal 3. The advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
87,682,926	817,596	14,729	2,398,024

Item 8.01. Other Events.

At a meeting of the Board of Directors following the Annual Meeting, the Board of Directors appointed the directors indicated below to serve on the Board of Directors’ standing committees:

Audit Committee
James E. Healey (Chair)
Clayton C. Daley, Jr.
Nomi P. Ghez
Joseph J. Schena

Compensation Committee
Clayton C. Daley, Jr. (Chair)
Robert G. Montgomery
Brian K. Ratzan
David J. West
James D. White

Nominating and Corporate Governance Committee
Nomi P. Ghez (Chair)
Michelle P. Goolsby
James M. Kilts
James D. White

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 22, 2021	By:	/s/ Todd E. Cunfer
		Name:	Todd E. Cunfer
		Title:	Chief Financial Officer
(Principal Financial Officer)